 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2018

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Caspian Court
Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On July 23, 2018, Infinera Corporation, a Delaware corporation (“Infinera”), filed a Current Report on Form 8-K (the “Original Report”) to report its then-intended acquisition of Telecom Holding Parent LLC, a Delaware limited liability company (“Coriant”) and a wholly-owned subsidiary of Coriant Investor LLC, a Delaware limited liability company (“Seller”), pursuant to a Unit Purchase Agreement by and among Infinera, the Seller and Oaktree Optical Holdings, L.P., a Delaware limited partnership.
On September 5, 2018, Infinera filed an amendment to the Original Report (the “Amended Report”) to include certain required financial statements and pro forma financial information, which financial statements and financial information were prepared and presented, excluding the effects of the adoption of ASC 606, “Revenue from Contracts with Customers,” or Subtopic 340-40, “Other Assets and Deferred Costs - Contracts with Customers.” As Coriant was a privately held company prior to the acquisition and had not yet adopted ASC 606, or evaluated its contracts in the context of these new standards, it was impracticable to reasonably determine pro forma revenue or other related amounts impacted by the adoption of these standards for the six months ended June 30, 2018 at such time. Therefore, the unaudited pro forma condensed combined financial statements filed with the Amended Report did not include an unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018. Because Coriant had not yet adopted ASC 606 and Subtopic 340-40, Infinera obtained permission from the Securities and Exchange Commission to exclude the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018 from the Amended Report.
This Form 8-K/A is filed to amend the Amended Report to include an unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018 and to update the preliminary purchase price consideration and purchase price allocation.

Item 9.01        Financial Statements and Exhibits.
(b)    Pro forma financial information.
The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2018 and the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2017 and notes related thereto with respect to the acquisition of Coriant are filed as Exhibit 99.3 and incorporated herein by reference.
(d)    Exhibits.

Exhibit No.	Description

99.3
The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2018, and the year ended December 30, 2017, and notes related thereto with respect to the acquisition of Coriant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: December 7, 2018	By:	/s/ BRAD D. FELLER
Brad D. Feller Chief Financial Officer